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                                                                    EXHIBIT 10.3

                                     FORM OF

                              STOCKHOLDER AGREEMENT


        THIS STOCKHOLDER AGREEMENT (the "Agreement") is made and entered into as of November 17, 1997 between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation ("Parent") and the stockholder of GRANITE FINANCIAL, INC., a Delaware corporation (the "Company"), identified on the signature page hereto (the "Stockholder").

                                    RECITALS

        A. Concurrently with the execution of this Agreement, Parent and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the acquisition of the Company by Parent by means of a merger (the "Merger") of a wholly-owned subsidiary of Parent ("Merger Sub") with and into the Company (unless otherwise defined herein as the context otherwise requires, capitalized terms shall have the respective meanings set forth in the Merger Agreement);

        B. As an inducement to Parent to enter into the Agreement, the Stockholder is willing to enter into and be bound by this Agreement;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

        1.     Ownership of Shares; Agreement to Retain Shares.

               1.1 Ownership. The Stockholder represents and warrants that the Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of and has the right to vote and dispose of the number of shares of the outstanding capital stock of the Company indicated on the signature page of this Agreement (the "Shares").

               1.2 Transfer and Encumbrance. The Stockholder agrees not to transfer, sell, exchange, pledge or otherwise dispose of or encumber any of the Shares or any New Shares (as defined in Section 1.3 below) or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time of the Merger, and (ii) such date and time as the Merger Agreement shall be terminated pursuant to the terms thereof.

               1.3 Additional Purchases. The Stockholder agrees that any shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the execution of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

        2. Agreement to Vote Shares. At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Stockholder shall vote, or cause to be voted, the Shares and any New Shares: (i) in favor of approval of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger; and (ii) against approval of any plan or proposal made in opposition to or competition with consummation of the Merger and against any


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merger, consolidation, sale of assets, reorganization or recapitalization, with any party other than with Parent and its affiliates and against any liquidation or winding up of the Company (each of the foregoing is referred to as an "Opposing Proposal"). The Stockholder agrees not, directly or indirectly, to solicit or encourage any offer from any party concerning the possible disposition of all or any substantial portion of the business, assets or capital stock of the Company; provided, that, if the Stockholder is a director of the Company, the Stockholder may take any action in his or her role as a director of the Company which is permitted under the Merger Agreement.

        3. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in
Section 212 of the Delaware General Corporation Law, with respect to the total number of Shares and New Shares of capital stock of the Company beneficially owned by the Stockholder set forth therein.

        4. Representations, Warranties and Covenants of the Stockholder. The Stockholder hereby represents, warrants and covenants to Parent as follows:

               4.1 Ownership of Shares. The Stockholder (i) is the beneficial owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of the Company other than the Shares (excluding shares as to which the Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

               4.2 No Proxy Solicitations. The Stockholder will not, and will not permit any entity under the Stockholder's control to: (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (ii) initiate a stockholders' vote or action by consent of stockholders of the Company with respect to an Opposing Proposal; or (iii) become members of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Opposing Proposal. Notwithstanding the above, the Stockholder may take any actions in their roles as directors of the Company permitted under the Merger Agreement.

        5. Affiliate Agreement; Additional Documents. The Stockholder hereby covenants and agrees to execute and deliver the Affiliate Agreement described in the Merger Agreement and any other documents necessary or desirable, in the reasonable opinion of Parent, to carry out the intent of this Agreement.

        6. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

        7.     Miscellaneous.

               7.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               7.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted



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assigns and, in the case of the Stockholder, his or her personal representatives or estates; provided, however, that, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholder may be assigned by the Stockholder without the prior written consent of Parent.

               7.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the party against whom enforcement is sought.

               7.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

               7.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:


                      If to Parent: Fidelity National Financial, Inc.
                                    3916 State Street, Suite 300
                                    Santa Barbara, CA 93105
                                    Telecopy: (805) 898-7149
                                    Attn:  Andrew F. Puzder, Executive Vice
                                    President

                                    With a copy to its General Counsel at the same address

                    With a copy to: Stradling Yocca Carlson & Rauth
                                    660 Newport Center Drive, Suite 1600
                                    Newport Beach, California 92660
                                    Attn:  C. Craig Carlson, Esq.

             If to the Stockholder: To the addresses for notice set forth on the last page hereof.

                    With a copy to:
                                    --------------------------

                                    --------------------------

                                    --------------------------

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

               7.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware.

               7.7 Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.



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               7.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

               7.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.


        IN WITNESS WHEREOF, the parties have caused this Stockholder Agreement to be duly executed on the date and year first above written.

                                     FIDELITY NATIONAL FINANCIAL, INC.



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:



STOCKHOLDER:
                                     -------------------------------------------
                                     Stockholder's Address for Notice:



                                     Shares beneficially owned:
                                     Shares of Common Stock:



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                                    EXHIBIT A

                                IRREVOCABLE PROXY



        The undersigned stockholder of ___________ , a Delaware corporation (the "Company"), hereby appoints the members of the Board of Directors of Fidelity National Financial, Inc., a Delaware corporation ("Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the extent of the undersigned's rights with respect to all of the shares of capital stock of the Company beneficially owned by the undersigned, which shares are listed below (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until such time as that certain Agreement and Plan of Merger, dated as of November 17, 1997 (the "Merger Agreement"), among Parent and the Company shall be terminated in accordance with its terms or the Effective Time (as defined in the Merger Agreement) occurs. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

        This proxy is irrevocable, to the extent permitted by Section 212 of the Delaware General Corporation Law (the "DGCL")), is granted pursuant to the Stockholder Agreement, dated as of November 17, 1997, between Parent and the undersigned stockholder (the "Stockholder Agreement"), and is granted in consideration of Parent entering into the Merger Agreement. The attorneys and proxies named above, and each of them, will be empowered at any time prior to termination of the Merger Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the DGCL with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of stockholders of the Company, and in every written consent in lieu of such a meeting, or otherwise:
(a) in favor of approval of the Merger and the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (b) against any proposal made in opposition to or competition with the consummation of the Merger and against any merger, consolidation, sale of assets, reorganization or recapitalization of the Company with any party other than Parent and its affiliates and against any liquidation or winding up of the Company. The attorneys and proxies named above may not exercise this Proxy to vote the Shares subject hereto on any other matter except as provided in clauses (a) and (b) above.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This Proxy is irrevocable (to the extent permitted by Section 212 of the DGCL).


                                            Shares beneficially owned:
---------------------------------------                               ----------
Print Name of Stockholder
                                            Shares of Common Stock:
                                                                   -------------
                                            Dated:                        , 1997
---------------------------------------           ------------------------
Signature of Stockholder (or authorized
representative, agent or partner)



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